SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2005

                                  SBARRO, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    New York
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                            (State of Incorporation)


            1-8881                                      11-2501939
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     (Commission File No.)                   (IRS Employer Identification No.)



            401 Broadhollow Road, Melville, New York        11747
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            (Address of Principal Executive Offices)     (Zip Code)

                                 (631) 715-4100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


      On August 22, 2005, Terry Vince resigned as a director of the Company. On August 23, 2005, Harold Kestenbaum resigned as a director of the Company effective as of December 31, 2005. Also, on August 22, 2005, Carmela Sbarro resigned as a director and became Director Emeritus.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SBARRO, INC.


Date: August 25, 2005                     By: /s/ Anthony J. Puglisi
                                              --------------------------------
                                              Anthony J. Puglisi,
                                              Vice President - Finance and Chief
                                              Financial Officer